UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2026

THE ONE GROUP HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37379	14-1961545
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1624 Market Street, Suite 311

Denver, Colorado 80202

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	STKS	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

The results of the votes on the four matters considered at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of The ONE Group Hospitality, Inc. (the “Company”) held on May 19, 2026 are as follows. Each of the proposals received the requisite vote for approval.

1.	Election of Directors:

Each of the following nominees was elected as a Class I director to serve a three-year term expiring at the Company’s 2029 annual meeting of stockholders or until his successor has been elected and qualified. The vote for each director nominee is set forth below:

	FOR	WITHHOLD	BROKER NON-VOTES
Dimitrios Angelis	20,733,673	472,423	8,852,458
James Chambers	21,093,868	112,228	8,852,458
Michael Serruya	20,246,687	959,409	8,852,458

2.	The appointment of Deloitte & Touche, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2026 was ratified by the stockholders based on the following results of voting:

FOR	AGAINST	ABSTAIN
30,042,223	6,009	10,322
3.
3.	The compensation of the Company’s named executive officers, as disclosed in the proxy statement for the Annual Meeting, was approved by the stockholders on an advisory basis based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,261,681	941,928	2,487	8,852,458

4.	The amendment to the Company’s 2019 Equity Incentive Plan to increase the number of shares issuable under the 2019 Equity Incentive Plan was approved by the stockholders based on the following results of voting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
19,766,902	1,437,374	1,820	8,852,458

Item 8.01 Other Events

The Company will make available a copy of an updated investor presentation on the Investor Relations tab of the Company’s website at www.togrp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2026	THE ONE GROUP HOSPITALITY, INC.

	By:	/s/ Nicole Thaung
	Name:	Nicole Thaung
	Title:	Chief Financial Officer